As filed with the Securities and Exchange Commission on May 8, 2008.

Registration No. 333-148284

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 2 to

Form S-4

REGISTRATION STATEMENT UNDER

THE SECURITIES ACT OF 1933

AMERICAN WATER CAPITAL CORP.

AMERICAN WATER WORKS COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware Delaware	522300 4941	22-3732448 51-0063696
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

1025 Laurel Oak Road

Voorhees, NJ 08043

(856) 346-8200

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Donald L. Correll President and Chief Executive Officer American Water Works Company, Inc. 1025 Laurel Oak Road Voorhees, NJ 08043 (856) 346-8200	George W. Patrick, Esq. Vice President and Secretary American Water Capital Corp. 1025 Laurel Oak Road Voorhees, NJ 08043 (856) 346-8200

(Name and address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

William V. Fogg, Esq. Cravath, Swaine & Moore LLP Worldwide Plaza 825 Eighth Avenue New York, NY 10019 (212) 474-1000	George W. Patrick, Esq. Senior Vice President, General Counsel and Secretary American Water Works Company, Inc. 1025 Laurel Oak Road Voorhees, NJ 08043 (856) 346-8200

Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable after this Registration Statement becomes effective.

If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

CALCULATION OF REGISTRATION FEE

Title of Each Class of Securities to be Registered	Amount to be Registered	Proposed Maximum Offering Price per Unit	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
6.085% Senior Notes due 2017	$750,000,000	100%	$750,000,000	$23,025	(1)
6.593% Senior Notes due 2037	$750,000,000	100%	$750,000,000	$23,025	(1)
Support Agreement (2)	(2)	(2)	(2)	(3)

(1)	Calculated pursuant to Rule 457(f) of the Securities Act.
(2)	The American Water Works Company, Inc. Support Agreement is offered as a component of the 6.085% Senior Notes due 2017 and the 6.593% Senior Notes due 2037 for no additional consideration.
(3)	No further fee is payable pursuant to Rule 457(n).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

This Amendment No. 2 to the Registration Statement on Form S-4 of American Water Capital Corp. and American Water Works Company, Inc. is being filed for the purpose of updating Part II of the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.	Indemnification of Directors and Officers.

Section 145(a) of the Delaware General Corporation Law (the “DGCL”) provides in relevant part that a corporation may indemnify any officer or director who was, is or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of another entity, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful.

Section 145(b) of the DGCL provides in relevant part that a corporation may indemnify any person who was, is or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

The bylaws of American Water and AWCC generally provide that they will indemnify their directors and officers to the fullest extent permitted by law.

The registrants also obtained officers’ and directors’ liability insurance which insures against liabilities that officers and directors of the registrant may, in such capacities, incur. Section 145(g) of the DGCL provides that a corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the corporation would have the power to indemnify such person against such liability under that section.

Item 21.	Exhibits and Financial Statement Schedules.

(a) Exhibits

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of September 16, 2001, among RWE Aktiengesellschaft, Thames Water Aqua Holdings GmbH, Apollo Acquisition Company and American Water Works Company, Inc. Incorporated herein by reference to Exhibit 2.1 to American Water’s Registration Statement on Form S-1, filed on March 6, 2008.

2.2	Separation Agreement by and among RWE Aktiengesellschaft and American Water Works Company, Inc. Incorporated herein by reference to Exhibit 2.2 to American Water’s Registration Statement on Form S-1, filed on March 6, 2008.

Exhibit Number	Description
3.1	Restated Certificate of Incorporation of American Water Works Company, Inc. Incorporated herein by reference to Exhibit 3.1 to American Water’s Registration Statement on Form S-1, filed on March 6, 2008.

3.2	Amended and Restated Bylaws of American Water Works Company, Inc. Incorporated herein by reference to Exhibit 3.2 to American Water’s Registration Statement on Form S-1, filed on March 26, 2008.

3.3	Certificate of Incorporation of American Water Capital Corp., Inc.**

3.4	Amended Bylaws of American Water Capital Corp., Inc.**

4.2	Note Purchase Agreement, as amended, dated as of December 21, 2006, by and between American Water Capital Corp. and the Purchasers named therein for purchase of $101,000,000 5.39% Series A Senior Notes due 2013, $37,500,000 5.52% Series B Senior Notes due 2016, $329,500,000 5.62% Series C Senior Notes due 2018 and $432,000,000 5.77% Series D Senior Notes due 2021. Incorporated herein by reference to Exhibit 4.2 to American Water’s Registration Statement on Form S-1, filed on October 11, 2007.

4.3	Note Purchase Agreement, as amended, dated as of March 29, 2007, by and between American Water Capital Corp. and the Purchasers named therein for purchase of $100,000,000 5.62% Series E Senior Notes due 2019 and $100,000,000 5.77% Series F Senior Notes due 2022. Incorporated herein by reference to Exhibit 4.3 to American Water’s Registration Statement on Form S-1, filed on October 11, 2007.

4.4	Indenture, dated as of October 22, 2007 between American Water Capital Corp. and Wells Fargo Bank, National Association. **

4.5

Exchange and Registration Rights Agreement, dated as of October 22, 2007, between American Water Capital Corp., American Water Works Company, Inc. and Citigroup Global Markets Inc, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several purchasers.**

5.1	Opinion of Cravath, Swaine & Moore LLP.**

9.1	Registration Rights Agreement by and among American Water Works Company, Inc., RWE Aktiengesellschaft, and RWE Aqua Holdings GmbH. Incorporated herein by reference to Exhibit 9.1 to American Water’s Registration Statement on Form S-1, filed on March 6, 2008.

10.1	Credit Agreement, dated as of September 15, 2006, among AWCC, the Lenders identified therein and JPMorgan Chase Bank, N.A. Incorporated herein by reference to Exhibit 10.1 to American Water’s Registration Statement on Form S-1, filed on October 11, 2007.

10.3	Support Agreement, as subsequently amended, dated June 22, 2000, by and between American Water Works Company, Inc. and American Water Capital Corp. Incorporated herein by reference to Exhibit 10.3 to American Water’s Registration Statement on Form S-1, filed on October 11, 2007.

10.4	Employment Agreement between Donald L. Correll and American Water Works Company, Inc., dated March 10, 2006. Incorporated herein by reference to Exhibit 10.4 to American Water’s Registration Statement on Form S-1, filed on March 6, 2008.

10.5	Employment Agreement between Ellen C. Wolf and American Water Works Company, Inc., dated December 29, 2005. Incorporated herein by reference to Exhibit 10.5 to American Water’s Registration Statement on Form S-1, filed on March 6, 2008.

10.6	Separation Agreement between Dietrich Firnhaber and RWE Aktiengesellschaft, dated June 18, 2007. Incorporated herein by reference to Exhibit 10.6 to American Water’s Registration Statement on Form S-1, filed on March 6, 2008.

Exhibit Number	Description
10.7	RWE Long-Term Incentive Beat Plan 2005, dated as of April 20, 2005. Incorporated herein by reference to Exhibit 10.7 to American Water’s Registration Statement on Form S-1, filed on October 11, 2007.

10.8	Amended and Restated American Water Works Company, Inc. Executive Retirement Plan, dated as of March 1, 2007. Incorporated herein by reference to Exhibit 10.8 to American Water’s Registration Statement on Form S-1, filed on October 11, 2007.

10.9	Amended and Restated American Water Works Company, Inc. Deferred Compensation Plan, dated as of January 1, 2001. Incorporated herein by reference to Exhibit 10.9 to American Water’s Registration Statement on Form S-1, filed on October 11, 2007.

10.10	RWE Executive Deferred Compensation Plan (A). Incorporated herein by reference to Exhibit 10.10 to American Water’s Registration Statement on Form S-1, filed on March 6, 2008.

10.11	RWE Executive Deferred Compensation Plan (B). Incorporated herein by reference to Exhibit 10.11 to American Water’s Registration Statement on Form S-1, filed on March 6, 2008.

10.12	Settlement Agreement by and between California American Water Company and the U.S. Department of Commerce, National Oceanic and Atmospheric Administration, dated as of June 29, 2006. Incorporated herein by reference to Exhibit 10.12 to American Water’s Registration Statement on Form S-1, filed on March 6, 2008.

10.13	2004 Thames Water/RWE Long-Term Incentive Plan, dated as of January 1, 2004. Incorporated herein by reference to Exhibit 10.13 to American Water’s Registration Statement on Form S-1, filed on October 11, 2007.

10.14	RWE Long-Term Incentive Plan 2002 (LTIP), dated as of 2002. Incorporated herein by reference to Exhibit 10.14 to American Water’s Registration Statement on Form S-1, filed on October 11, 2007.

10.15	American Water Works Company, Inc. Nonqualified Employee Stock Purchase Plan. Incorporated herein by reference to Exhibit 10.15 to American Water’s Registration Statement on Form S-1, filed on March 31, 2008.

10.16	Form of Executive Completion Bonus in connection with the RWE Divestiture, dated as of March 20, 2006. Incorporated herein by reference to Exhibit 10.16 to American Water’s Registration Statement on Form S-1, filed on October 11, 2007.

10.17	Form of Retention Agreement in connection with the RWE Divestiture, dated as of March 20, 2006. Incorporated herein by reference to Exhibit 10.17 to American Water’s Registration Statement on Form S-1, filed on October 11, 2007.

10.18	American Water Works Company, Inc. Executive Severance Policy, dated as of June 14, 2006. Incorporated herein by reference to Exhibit 10.18 to American Water’s Registration Statement on Form S-1, filed on October 11, 2007.

10.19	Secondment Contract between RWE Solutions AG and Dietrich Firnhaber, dated as of January 1, 2003. Incorporated herein by reference to Exhibit 10.19 to American Water’s Registration Statement on Form S-1, filed on October 11, 2007.

10.20	2007 American Water Senior Management Annual Incentive Plan. Incorporated herein by reference to Exhibit 10.20 to American Water’s Registration Statement on Form S-1, filed on October 11, 2007.

10.21	2006 American Water Senior Management Annual Incentive Plan. Incorporated herein by reference to Exhibit 10.21 to American Water’s Registration Statement on Form S-1, filed on October 11, 2007.

Exhibit Number	Description
10.22	American Water Works Company, Inc. 2007 Omnibus Equity Compensation Plan. Incorporated herein by reference to Exhibit 10.22 to American Water’s Registration Statement on Form S-1, filed on October 11, 2007.

10.23	Nonqualified Savings and Deferred Compensation Plan for Employees of American Water Works Company, Inc. and its Designated Subsidiaries. Incorporated herein by reference to Exhibit 10.23 to American Water’s Registration Statement on Form S-1, filed on March 26, 2008.

10.24	Nonqualified Deferred Compensation Plan for Non-Employee Directors of American Water Works Company, Inc. Incorporated herein by reference to Exhibit 10.24 to American Water’s Registration Statement on Form S-1, filed on March 26, 2008.

10.25	2008 American Water Senior Management Annual Incentive Plan. Incorporated herein by reference to Exhibit 10.25 to American Water’s Registration Statement on Form S-1, filed on April 15, 2008.

10.26	American Water Works Company, Inc. 2007 Omnibus Equity Compensation Plan First Restricted Stock Unit Grant Form for ML1-ML3 Employees.***

10.27	American Water Works Company, Inc. 2007 Omnibus Equity Compensation Plan First Restricted Stock Unit Grant Form for ML4 Employees.***

10.28	American Water Works Company, Inc. 2007 Omnibus Equity Compensation Plan Restricted Stock Unit Grant Form for Directors.***

10.29	American Water Works Company, Inc. 2007 Omnibus Equity Compensation Plan Second Restricted Stock Unit Grant Form for ML1-ML3 Employees.***

10.30	American Water Works Company, Inc. 2007 Omnibus Equity Compensation Plan Second Restricted Stock Unit Grant Form for ML4 Employees.***

10.31	American Water Works Company, Inc. 2007 Omnibus Equity Compensation Plan First Nonqualified Stock Option Grant Form for ML1-ML3 Employees.***

10.32	American Water Works Company, Inc. 2007 Omnibus Equity Compensation Plan First Nonqualified Stock Option Grant Form for ML4 Employees.***

10.33	American Water Works Company, Inc. 2007 Omnibus Equity Compensation Plan Nonqualified Stock Option Grant Form for Directors.***

10.34	American Water Works Company, Inc. 2007 Omnibus Equity Compensation Plan Second Nonqualified Stock Option Grant Form for ML1-ML3 Employees.***

10.35	American Water Works Company, Inc. 2007 Omnibus Equity Compensation Plan Second Nonqualified Stock Option Grant Form for ML4 Employees.***

12.1	Computation of Ratio of Earnings to Fixed Charges.***

21.1	Subsidiaries of American Water Works Company, Inc. Incorporated herein by reference to Exhibit 21.1 to American Water’s Registration Statement on Form S-1, filed on January 29, 2008.

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.***

23.2	Consent of Cravath, Swaine & Moore LLP (included in the opinion filed as Exhibit 5.1).**

24.1	Power of Attorney for American Water Works Company, Inc (included in the signature pages of this registration statement).**

24.1	Power of Attorney for American Water Capital Corp. (included in the signature pages of this registration statement).**

Exhibit Number	Description
25.1	Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of Wells Fargo Bank, National Association, as Trustee, on Form T-1, relating to the 6.085% Senior Notes due 2017 and the 6.593% Senior Notes due 2037.**

99.1	Form of Letter of Transmittal.**

99.2	Form of Notice of Guaranteed Delivery.**

99.3	Form of Notice of Withdrawal of Tender.**

99.4	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.**

99.5	Form of Letter to Clients.**

99.6	Form of Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.**

**	Previously filed on December 21, 2007.

***    Previously filed on May 6, 2008

(b) Financial Statement Schedules.

The financial statement schedules are omitted because they are inapplicable or the requested information is shown in the consolidated statements of American Water or related notes thereto.

Item 22.	Undertakings.

The undersigned registrants hereby undertake:

(1)	to file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i)	to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii)	to reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(iii)	to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(2)	that, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

(3)	to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(4)	that, for the purpose of determining liability under the Securities Act of 1933 to any purchaser, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(5)	to supply by means of post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended may be permitted to directors, officers and controlling persons of the registrants pursuant to the provisions described in Item 20 or otherwise, the registrants have been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Voorhees, state of New Jersey, on May 8, 2008.

AMERICAN WATER WORKS COMPANY, INC.

By:	/s/ Donald L. Correll
Name:	Donald L. Correll
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 8th day of May, 2008.

Signature	Title

/s/ Donald L. Correll	Donald L. Correll President, Chief Executive Officer and Director (Principal Executive Officer)

*	Ellen C. Wolf Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

*	George MacKenzie (Director)

*	Martha Clark Goss (Director)

*	Andreas G. Zetzsche (Director)

*	Dr. Rolf Pohlig (Director)

*	Dr. Manfred Döss (Director)

*	William J. Marrazzo (Director)

* By:	/s/ Donald L. Correll
Donald L. Correll as Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Voorhees, state of New Jersey, on May 8, 2008.

AMERICAN WATER CAPITAL CORP.

By:	/s/ Ellen C. Wolf
Name:	Ellen C. Wolf
Title:	President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on the 8th day of May, 2008.

Signature	Title

/s/ Ellen C. Wolf	Ellen C. Wolf President and Director (Principal Executive Officer)

*	James M. Kalinovich Vice President and Treasurer (Principal Financial and Accounting Officer)

*	John S. Young (Director)

*	George W. Patrick (Director)

By:	/s/ Ellen C. Wolf
Ellen C. Wolf as Attorney-in-Fact

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of September 16, 2001, among RWE Aktiengesellschaft, Thames Water Aqua Holdings GmbH, Apollo Acquisition Company and American Water Works Company, Inc. Incorporated herein by reference to Exhibit 2.1 to American Water’s Registration Statement on Form S-1, filed on March 6, 2008.

2.2	Separation Agreement by and among RWE Aktiengesellschaft and American Water Works Company, Inc. Incorporated herein by reference to Exhibit 2.2 to American Water’s Registration Statement on Form S-1, filed on March 6, 2008.

3.1	Restated Certificate of Incorporation of American Water Works Company, Inc. Incorporated herein by reference to Exhibit 3.1 to American Water’s Registration Statement on Form S-1, filed on March 6, 2008.

3.2	Amended and Restated Bylaws of American Water Works Company, Inc. Incorporated herein by reference to Exhibit 3.2 to American Water’s Registration Statement on Form S-1, filed on March 26, 2008.

3.3	Certificate of Incorporation of American Water Capital Corp., Inc.**

3.4	Amended Bylaws of American Water Capital Corp., Inc.**

4.2	Note Purchase Agreement, as amended, dated as of December 21, 2006, by and between American Water Capital Corp. and the Purchasers named therein for purchase of $101,000,000 5.39% Series A Senior Notes due 2013, $37,500,000 5.52% Series B Senior Notes due 2016, $329,500,000 5.62% Series C Senior Notes due 2018 and $432,000,000 5.77% Series D Senior Notes due 2021. Incorporated herein by reference to Exhibit 4.2 to American Water’s Registration Statement on Form S-1, filed on October 11, 2007.

4.3	Note Purchase Agreement, as amended, dated as of March 29, 2007, by and between American Water Capital Corp. and the Purchasers named therein for purchase of $100,000,000 5.62% Series E Senior Notes due 2019 and $100,000,000 5.77% Series F Senior Notes due 2022. Incorporated herein by reference to Exhibit 4.3 to American Water’s Registration Statement on Form S-1, filed on October 11, 2007.

4.4	Indenture, dated as of October 22, 2007 between American Water Capital Corp. and Wells Fargo Bank, National Association.**

4.5

Exchange and Registration Rights Agreement, dated as of October 22, 2007, between American Water Capital Corp., American Water Works Company, Inc. and Citigroup Global Markets Inc, Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several purchasers.**

5.1	Opinion of Cravath, Swaine & Moore LLP.**

9.1	Registration Rights Agreement by and among American Water Works Company, Inc., RWE Aktiengesellschaft, and RWE Aqua Holdings GmbH. Incorporated herein by reference to Exhibit 9.1 to American Water’s Registration Statement on Form S-1, filed on March 6, 2008.

10.1	Credit Agreement, dated as of September 15, 2006, among AWCC, the Lenders identified therein and JPMorgan Chase Bank, N.A. Incorporated herein by reference to Exhibit 10.1 to American Water’s Registration Statement on Form S-1, filed on October 11, 2007.

10.3	Support Agreement, as subsequently amended, dated June 22, 2000, by and between American Water Works Company, Inc. and American Water Capital Corp. Incorporated herein by reference to Exhibit 10.3 to American Water’s Registration Statement on Form S-1, filed on October 11, 2007.

10.4	Employment Agreement between Donald L. Correll and American Water Works Company, Inc., dated March 10, 2006. Incorporated herein by reference to Exhibit 10.4 to American Water’s Registration Statement on Form S-1, filed on March 6, 2008.

Exhibit Number	Description

10.5	Employment Agreement between Ellen C. Wolf and American Water Works Company, Inc., dated December 29, 2005. Incorporated herein by reference to Exhibit 10.5 to American Water’s Registration Statement on Form S-1, filed on March 6, 2008.

10.6	Separation Agreement between Dietrich Firnhaber and RWE Aktiengesellschaft, June 18, 2007. Incorporated herein by reference to Exhibit 10.6 to American Water’s Registration Statement on Form S-1, filed on March 6, 2008.

10.7	RWE Long-Term Incentive Beat Plan 2005, dated as of April 20, 2005. Incorporated herein by reference to Exhibit 10.7 to American Water’s Registration Statement on Form S-1, filed on October 11, 2007.

10.8	Amended and Restated American Water Works Company, Inc. Executive Retirement Plan, dated as of March 1, 2007. Incorporated herein by reference to Exhibit 10.8 to American Water’s Registration Statement on Form S-1, filed on October 11, 2007.

10.9	Amended and Restated American Water Works Company, Inc. Deferred Compensation Plan, dated as of January 1, 2001. Incorporated herein by reference to Exhibit 10.9 to American Water’s Registration Statement on Form S-1, filed on October 11, 2007.

10.10	RWE Executive Deferred Compensation Plan (A). Incorporated herein by reference to Exhibit 10.10 to American Water’s Registration Statement on Form S-1, filed on March 6, 2008.

10.11	RWE Executive Deferred Compensation Plan (B). Incorporated herein by reference to Exhibit 10.11 to American Water’s Registration Statement on Form S-1, filed on March 6, 2008.

10.12	Settlement Agreement by and between California American Water Company and the U.S. Department of Commerce, National Oceanic and Atmospheric Administration, dated as of June 29, 2006. Incorporated herein by reference to Exhibit 10.12 to American Water’s Registration Statement on Form S-1, filed on March 6, 2008.

10.13	2004 Thames Water/RWE Long-Term Incentive Plan, dated as of January 1, 2004. Incorporated herein by reference to Exhibit 10.13 to American Water’s Registration Statement on Form S-1, filed on October 11, 2007.

10.14	RWE Long-Term Incentive Plan 2002 (LTIP), dated as of 2002. Incorporated herein by reference to Exhibit 10.14 to American Water’s Registration Statement on Form S-1, filed on October 11, 2007.

10.15	American Water Works Company, Inc. Nonqualified Employee Stock Purchase Plan. Incorporated herein by reference to Exhibit 10.15 to American Water’s Registration Statement on Form S-1, filed on March 31, 2008.

10.16	Form of Executive Completion Bonus in connection with the RWE Divestiture, dated as of March 20, 2006. Incorporated herein by reference to Exhibit 10.16 to American Water’s Registration Statement on Form S-1, filed on October 11, 2007.

10.17	Form of Retention Agreement in connection with the RWE Divestiture, dated as of
March 20, 2006. Incorporated herein by reference to Exhibit 10.17 to American Water’s Registration Statement on Form S-1, filed on October 11, 2007.

10.18	American Water Works Company, Inc. Executive Severance Policy, dated as of June 14, 2006. Incorporated herein by reference to Exhibit 10.18 to American Water’s Registration Statement on Form S-1, filed on October 11, 2007.

10.19	Secondment Contract between RWE Solutions AG and Dietrich Firnhaber, dated as of
January 1, 2003. Incorporated herein by reference to Exhibit 10.19 to American Water’s Registration Statement on Form S-1, filed on October 11, 2007.

10.20	2007 American Water Senior Management Annual Incentive Plan. Incorporated herein by reference to Exhibit 10.20 to American Water’s Registration Statement on Form S-1, filed on October 11, 2007.

Exhibit Number	Description

10.21	2006 American Water Senior Management Annual Incentive Plan. Incorporated herein by reference to Exhibit 10.21 to American Water’s Registration Statement on Form S-1, filed on October 11, 2007.

10.22	American Water Works Company, Inc. 2007 Omnibus Equity Compensation Plan. Incorporated herein by reference to Exhibit 10.22 to American Water’s Registration Statement on Form S-1, filed on October 11, 2007.

10.23	Nonqualified Savings and Deferred Compensation Plan for Employees of American Water Works Company, Inc. and its Designated Subsidiaries. Incorporated herein by reference to Exhibit 10.23 to American Water’s Registration Statement on Form S-1, filed on March 26, 2008.

10.24	Nonqualified Deferred Compensation Plan for Non-Employee Directors of American Water Works Company, Inc. Incorporated herein by reference to Exhibit 10.24 to American Water’s Registration Statement on Form S-1, filed on March 26, 2008.

10.25	2008 American Water Senior Management Annual Incentive Plan. Incorporated herein by reference to Exhibit 10.25 to American Water’s Registration Statement on Form S-1, filed on April 15, 2008.

10.26	American Water Works Company, Inc. 2007 Omnibus Equity Compensation Plan First Restricted Stock Unit Grant Form for ML1-ML3 Employees.***

10.27	American Water Works Company, Inc. 2007 Omnibus Equity Compensation Plan First Restricted Stock Unit Grant Form for ML4 Employees.***

10.28	American Water Works Company, Inc. 2007 Omnibus Equity Compensation Plan Restricted Stock Unit Grant Form for Directors.***

10.29	American Water Works Company, Inc. 2007 Omnibus Equity Compensation Plan Second Restricted Stock Unit Grant Form for ML1-ML3 Employees.***

10.30	American Water Works Company, Inc. 2007 Omnibus Equity Compensation Plan Second Restricted Stock Unit Grant Form for ML4 Employees.***

10.31	American Water Works Company, Inc. 2007 Omnibus Equity Compensation Plan First Nonqualified Stock Option Grant Form for ML1-ML3 Employees.***

10.32	American Water Works Company, Inc. 2007 Omnibus Equity Compensation Plan First Nonqualified Stock Option Grant Form for ML4 Employees.***

10.33	American Water Works Company, Inc. 2007 Omnibus Equity Compensation Plan Nonqualified Stock Option Grant Form for Directors.***

10.34	American Water Works Company, Inc. 2007 Omnibus Equity Compensation Plan Second Nonqualified Stock Option Grant Form for ML1-ML3 Employees.***

10.35	American Water Works Company, Inc. 2007 Omnibus Equity Compensation Plan Second Nonqualified Stock Option Grant Form for ML4 Employees.***

12.1	Computation of Ratio of Earnings to Fixed Charges.***

21.1	Subsidiaries of American Water Works Company, Inc. Incorporated herein by reference to Exhibit 21.1 to American Water’s Registration Statement on Form S-1, filed on January 29, 2008.

23.1	Consent of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm.***

23.2	Consent of Cravath, Swaine & Moore LLP (included in the opinion filed as Exhibit 5.1).**

24.1	Power of Attorney for American Water Works Company, Inc (included in the signature pages of this registration statement).**

Exhibit Number	Description

24.1	Power of Attorney for American Water Capital Corp. (included in the signature pages of this registration statement).**

25.1	Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of Wells Fargo Bank, National Association, as Trustee, on Form T-1, relating to the 6.085% Senior Notes due 2017 and the 6.593% Senior Notes due 2037.**

99.1	Form of Letter of Transmittal.**

99.2	Form of Notice of Guaranteed Delivery.**

99.3	Form of Notice of Withdrawal of Tender.**

99.4	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.**

99.5	Form of Letter to Clients.**

99.6	Form of Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9.**

**	Previously filed on December 21, 2007.
***	Previously filed on May 6, 2008